Related Party Transactions	12 Months Ended
Dec. 31, 2020
Disclosure of Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

33. RELATED PARTY TRANSACTIONS

The Company’s immediate shareholders are Red Isle Private Investment Inc. (“Red Isle”), a company incorporated in Canada, Loral Holdings Corporation (“Loral Holdings”), a company incorporated in the United States and various individuals. Red Isle is wholly-owned by PSP Investments, a Canadian Crown corporation. Loral Holdings is a wholly-owned subsidiary of Loral, a United States publicly listed company.

Transactions with subsidiaries

The Company and its subsidiaries regularly engage in inter-group transactions. These transactions include the purchase and sale of satellite services and communications equipment, providing and receiving network and call centre services, access to orbital slots and management services. The transactions have been entered into over the normal course of operations. Balances and transactions between the Company and its subsidiaries have been eliminated on consolidation and therefore have not been disclosed.

Compensation of executives and Board level directors

Year ended December 31,	2020	2019	2018
Short-term benefits (including salaries)	$13,058	$11,051	$16,853
Special payments (1)	710	948	2,904
Post-employment benefits	2,180	2,773	2,510
Share-based payments	12,373	15,649	29,016
	$28,321	$30,421	$51,283

(1)	Balance relates to the special cash distribution effective January 25, 2017.

Key management personnel — stock options

In June 2018, 95,363 SARS were exercised by a member of key management personnel for 39,488 Non-Voting Participating Preferred shares, on a net settlement basis.

During 2018, Telesat issued 3,630,000 time-vesting options to certain key management personnel. Of this balance, 2,850,000 options vest over a five-year period, while 780,000 vest over a three-year period. In addition, 200,000 RSUs were granted during 2018 which vest over a three-year period and are expected to be settled with Non-Voting Participating Preferred shares.

During 2019, Telesat issued 500,000 time-vesting options to certain key management personnel, which vest over a five-year period.

In January 2019, 40,269 SARS were exercised by a member of key management personnel for 14,846 Non-Voting Participating Preferred Shares, on a net settlement basis.

In December 2019, 66,667 RSUs were settled in exchange for 30,980 Non-Voting Participating Preferred Shares, on a net settlement basis.

In December 2020, 66,667 RSUs were settled in exchange for 30,980 Non-Voting Participating Preferred Shares, on a net settlement basis.

In December 2020, Telesat issued 650,000 time-vesting options to certain key management personnel, which vest over a five-year period.

Transactions with related parties

The Company and certain of its subsidiaries regularly engage in transactions with related parties. The Company’s related parties include Loral and Red Isle. The transactions have been entered into over the normal course of operations. There were no transactions or balances with Red Isle during any of the years presented.

During the years presented below, the Company and its subsidiaries entered into the following transactions with Loral.

	Sale of goods and services, interest income			Purchase of goods and services, interest expense
Years ended December 31,	2020	2019	2018	2020	2019	2018
Revenue	$133	$133	$128	$—	$—	$—
Operating expenses	$—	$—	$—	$6,712	$6,645	$6,456

The following balances were outstanding with Loral at the end of the years presented below:

	Amounts owed by related parties		Amounts owed to related parties
At December 31,	2020	2019	2020	2019
Current receivables/payables	$—	$—	$105	$204

The amounts outstanding are unsecured and will be settled in cash.

Other related party transactions

The Company funds certain defined benefit pension plans. Contributions made to the plans for the year ended December 31, 2020 were $5.5 million (December 31, 2019 — $5.7 million).